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                                                                    EXHIBIT 23.1



                             Accountants' Consent
                             --------------------


The Board of Directors
Regency Centers, L.P.:

We consent to the use of our reports included herein, and incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the Prospectus.



                                                  KPMG PEAT MARWICK LLP

Jacksonville, Florida
January 11, 1999